UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2015

Interval Leisure Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34062	26-2590997
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6262 Sunset Drive, Miami, FL	33143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On November 17, 2015, ILG posted on its website, www.iilg.com, under “Investor Relations Home” “ — Presentations & Events,” an investor presentation (the “Investor Presentation”), that includes, among other matters, information related to ILG’s acquisition of the vacation ownership business of Starwood Hotels & Resorts Worldwide, Inc. A copy of the Investor Presentation posted by ILG is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference but shall not be deemed incorporated by reference into any registration statement under the Securities Act of 1933 or other filing under the Securities Exchange Act of 1934.

ITEM 9.01.    Financial Statements and Exhibits.

(d)           Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Investor Presentation dated November 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interval Leisure Group, Inc.

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President, General Counsel and
Secretary

Date:  November 17, 2015

EXHIBIT LIST

Exhibit No.	Description
99.1	Investor Presentation dated November 17, 2015